                                                                   EXHIBIT 24(a)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wayne A. Boutwell, Jonathan A. Hawkins and N. Hopper Ancarrow, Jr., or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Southern States Cooperative, Inc. (the "Company"), Southern States Capital Trust I ("Trust I") and/or Southern States Capital Trust II ("Trust II") or as an officer, director or trustee thereof), to sign a Registration Statement on Form S-1 for registration of up to $100,000,000 of ___% Capital Securities (liquidation amount $25.00 per Capital Security) to be issued by Trust II (the "Capital Securities"), for which registration was previously applied for by the Company and Trust I but will be pursued by the Company and Trust II, and qualification of any indenture relating to such Capital Securities under the Trust Indenture Act of 1939, and any and all amendments (including post-effective amendments) to such Registration Statement (including amendments to Registration Statements originally filed on behalf of Trust I), and to file the same, with all applications, statements and exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 27th day of December, 1999.



---------------------------
John B. East


 /s/ Raleigh O. Ward, Jr.
---------------------------
Raleigh O. Ward, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Wayne A. Boutwell, Jonathan A. Hawkins and N. Hopper Ancarrow, Jr., or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of Southern States Cooperative, Inc. (the "Company"), Southern States Capital Trust I ("Trust I") and/or Southern States Capital Trust II ("Trust II") or as an officer, director or trustee thereof), to sign a Registration Statement on Form S-1 for registration of up to $100,000,000 of ___% Capital Securities (liquidation amount $25.00 per Capital Security) to be issued by Trust II (the "Capital Securities"), for which registration was previously applied for by the Company and Trust I but will be pursued by the Company and Trust II, and qualification of any indenture relating to such Capital Securities under the Trust Indenture Act of 1939, and any and all amendments (including post-effective amendments) to such Registration Statement (including amendments to Registration Statements originally filed on behalf of Trust I), and to file the same, with all applications, statements and exhibits thereto, and all preliminary prospectuses, prospectuses, prospectus supplements and documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney on the 23rd day of December, 1999.



 /s/ John B. East
---------------------
John B. East


---------------------
Raleigh O. Ward, Jr.